Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Quarterly Report of West Coast Car Company
(the "Company") on Form 10-QSB for the period ending Sept. 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Worthington, Chief Executive Officer of the small business issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
 906 of the Sarbanes-Oxley Act of 2002:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the small business issuer.



/s/ Robert Worthington
-----------------------
Robert Worthington
Chief Executive Officer

November 22, 2005